MUNIYIELD
PENNSYLVANIA
FUND








FUND LOGO








Annual Report

October 31, 1996




This report, including the financial information herein, is transmitted to the shareholders of MuniYield Pennsylvania Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
Pennsylvania Fund
Box 9011
Princeton, NJ
08543-9011



MuniYield Pennsylvania Fund


TO OUR SHAREHOLDERS


For the year ended October 31, 1996, the Common Shares of MuniYield Pennsylvania Fund earned $0.914 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 5.96%, based on a month-end net asset value of $15.32 per share. Over the same period, the total investment return on the Fund's Common Shares was +6.30%, based on a change in per share net asset value from $15.36 to $15.32, and assuming reinvestment of $0.915 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Shares was +5.28%, based on a change in per share net asset value from $15.02 to $15.32, and assuming reinvestment of $0.454 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Shares had an average yield of 3.46%.

The Environment
Investor perceptions regarding the direction of the US economy shifted over the course of the six-month period ended October 31, 1996. Throughout the summer months, concerns of an overheating economy and spiraling inflation dominated the financial markets as investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. However, as it became apparent that inflationary pressures were still under control--and when the Federal Reserve Board did not tighten monetary policy at its September 24 meeting--the investment outlook became more positive. These developments, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with most broad-based stock market averages reaching historic high levels. However, one factor potentially overshadowing investor enthusiasm is the possibility that corporate profits may have peaked for this economic cycle.

The US economy clearly has slowed from its strong growth rate during the first half of 1996. Gross domestic product growth is slowing, labor-cost pressures are subsiding, consumer confidence is easing, and commodity prices are dropping. Investors are also anticipating that President Clinton's re-election, combined with continued Republican majorities in the House of Representatives and the Senate, will prove positive for the nation's budget deficit. As 1996 draws to a close, investors are likely to continue to focus on the economy. Evidence of continued growth at a non-inflationary pace would be positive for the US capital markets.

The Municipal Market and Portfolio Strategy
During the past 12 months, the municipal bond market was extremely volatile. As measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields ranged from a low of 5.63% on January 4, 1996 to a high of 6.34% on June 13, 1996. At year-end October 31, 1996, the Index was roughly back to the levels at which it began the period, having retraced the losses associated with a surge in economic growth during the first six months of the calendar year. The change in direction of long-term interest rates occurred as a result of the slower economic pace exhibited during the third quarter of 1996. The change of pace led investors to alter the con-sensus view of future monetary policy from that of a tightening to no change. Since August, prices of long-term fixed-income securities have risen mod-estly while short-term securities have reacted more dramatically.

During the 12 months ended October 31, 1996, we sought to provide a generous level of tax-exempt income for shareholders without sacrificing the strong credit quality characteristics of the portfolio. We ended the prior year constructive on the interest rate environment and extended the duration of the portfolio by purchasing securities which we believed would enhance the total return to shareholders in a period of declining interest rates. However, strong job growth led an economic revival from February through July which forced a major change in investor psychology. We shifted the portfolio to a more defensive posture to seek to protect the Fund's net asset value as yields on long-term municipal bonds surged approximately 0.75% between January and mid-June. Since peaking in June, interest rates have declined somewhat as the economy has shown early signs of cooling. We shifted to a more neutral posture once again. By remaining fully invested during the period, we were able to provide an attractive dividend while limiting interest rate risk.

For the 12-month period ended October 31, 1996, the Fund experienced a 5.88% increase in cumulative total return versus an average increase of 5.95% for all Pennsylvania tax-exempt closed-end leveraged bond funds as reported by Lipper Analytical Services, Inc. The Fund's Common Shares also produced a 5.97% yield for the 12-month period ended October 31, 1996 as compared to the industry average of 5.84% as reported by Lipper Analytical Services, Inc.

In Conclusion
We appreciate your ongoing interest in MuniYield Pennsylvania Fund, and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President

(William M. Petty)
William M. Petty
Portfolio Manager


November 27, 1996



PROXY RESULTS

During the six-month period ended October 31, 1996, MuniYield
Pennsylvania Fund Common Shareholders voted on the following proposals. The proposals were approved at a special shareholders'
meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:
                                                                     Shares Voted     Shares Voted
                                                                         For       Without Authority
1. To elect the Fund's Board of Trustees:   Edward H. Meyer           5,540,302          84,440
                                            Jack B. Sunderland        5,540,648          84,094
                                            J. Thomas  Touchton       5,541,012          83,730
                                            Arthur Zeikel             5,542,316          82,426

                                                           Shares Voted      Shares Voted    Shares Voted
                                                               For             Against         Abstain
2. To ratify the selection of Deloitte &
   Touche LLP as the Fund's independent
   auditors for the current fiscal year.                   5,503,258          31,187          90,297

During the six-month period ended October 31, 1996, MuniYield
Pennsylvania Fund Preferred Shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 6, 1996. The description of each proposal and number of shares voted are as follows:

                                                                     Shares Voted     Shares Voted
                                                                         For       Without Authority
1. To elect the Fund's Board of Trustees:   Donald Cecil                1,600             0
                                            M. Colyer Crum              1,600             0
                                            Edward H. Meyer             1,600             0
                                            Jack B. Sunderland          1,600             0
                                            J. Thomas  Touchton         1,600             0
                                            Arthur Zeikel               1,600             0

                                                           Shares Voted      Shares Voted    Shares Voted
                                                               For             Against         Abstain
2. To ratify the selection of Deloitte & Touche
   LLP as the Fund's independent auditors for the
   current fiscal year.                                      1,440              160              0



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Pennsylvania Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.



PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Pennsylvania Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
PCR       Pollution Control Revenue Bonds
S/F       Single-Family
UPDATES   Unit Priced Demand Adjustable
            Tax-Exempt Securities
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (In Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                   Issue                                               (Note 1a)

Pennsylvania--96.6%
AAA      Aaa    $ 1,000   Allegheny County, Pennsylvania, Hospital Development Authority, Health
                          Center Revenue Bonds (University of Pittsburgh Medical Center System),
                          5.375% due 12/01/2025 (c)                                                             $    951

                          Allegheny County, Pennsylvania, Hospital Development Authority Revenue
                          Bonds, Series A:
AAA      Aaa      2,000     (Allegheny General Hospital Project), 6.25% due 9/01/2020 (c)                          2,108
NR*      A        3,000     (South Hills Health System), 6.50% due 5/01/2014                                       3,081

AAA      Aaa      5,000   Beaver County, Pennsylvania, Hospital Authority, Revenue Refunding Bonds
                          (Medical Center of Beaver County, Inc.), 6.625% due 7/01/2010 (b)                        5,387

AAA      Aaa      4,275   Bethlehem, Pennsylvania, Water Authority, Revenue Refunding Bonds, 6.25% due
                          11/15/2001 (c)(e)                                                                        4,613

AAA      NR*      1,380   Delaware County, Pennsylvania, College Authority Revenue Bonds (Neumann
                          College), 5.625% due 10/01/2025 (f)                                                      1,329

A1+      P1       1,000   Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project), UPDATES, 3.60%
                          due 12/01/2009 (a)                                                                       1,000

AAA      Aaa      5,250   Harrisburg, Pennsylvania, Authority Revenue Bonds (Pooled Bond Program),
                          Series I, 5.625% due 4/01/2019 (c)                                                       5,187

NR*      Baa1     1,785   Latrobe, Pennsylvania, IDA, College Revenue Bonds (Saint Vincent College
                          Project), 6.75% due 5/01/2014                                                            1,852

AAA      Aaa      3,000   Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania Power and
                          Light Company Project), Series A, 6.40% due 11/01/2021 (c)                               3,197

                          Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Bonds
                          (Pennsylvania Gas and Water Company Project), AMT:
BBB      Baa3     2,500     Refunding, Series A, 7.20% due 10/01/2017                                              2,672
AAA      Aaa      2,000     Refunding, Series A, 7% due 12/01/2017 (b)                                             2,250
BBB      Baa3     1,500     Series B, 7.125% due 12/01/2022                                                        1,588

                          Montgomery County, Pennsylvania, Higher Education and Health Authority Revenue
                          Bonds:
BBB      NR*      2,050     (Northwestern Corporation), 7.125% due 6/01/2018                                       2,135
AAA      NR*      1,800     Refunding (Saint Joseph's University), 6.50% due 12/15/2012 (f)                        1,944
AAA      NR*      2,500     Refunding (Saint Joseph's University), 6.50% due 12/15/2022 (f)                        2,699

                          Montgomery County, Pennsylvania, IDA, PCR, Refunding (Philadelphia Electric
                          Company):
BBB+     Baa2     1,800     AMT, Series A, 7.60% due 4/01/2021                                                     1,933
AAA      Aaa      4,400     Series B, 6.70% due 12/01/2021 (c)                                                     4,809

AAA      Aaa      1,260   North Penn, Pennsylvania, Water Authority, Water Revenue Bonds, 6.875% due
                          11/01/2004 (d)(e)                                                                        1,438

AAA      Aaa      1,000   North Wales, Pennsylvania, Water Authority, Water Revenue Bonds, 6.75% due
                          11/01/2004 (d)(e)                                                                        1,129

BBB-     Baa2     1,500   Pennsylvania Economic Development Financing Authority, Exempt Facilities
                          Revenue Bonds (MacMillan Limited Partnership Project), AMT, 7.60% due 12/01/2020         1,670

BBB+     Baa1     4,000   Pennsylvania Economic Development Financing Authority, Wastewater Treatment
                          Revenue Bonds (Sun Company Inc., R & M Project), AMT, Series A, 7.60% due
                          12/01/2024                                                                               4,453

AAA      Aaa      4,000   Pennsylvania HFA, Refunding (Rental Housing), 6.50% due 7/01/2023 (g)                    4,131
                          Pennsylvania HFA, S/F Mortgage, AMT:
AA+      Aa       2,630     Series 34B, 7% due 4/01/2024                                                           2,755
AA+      Aa       3,000     Series 41B, 6.65% due 4/01/2025                                                        3,114

AAA      Aaa      6,000   Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue Bonds
                          (City of Philadelphia Funding Program), 5.625% due 6/15/2023 (c)                         5,898

A        NR*      2,000   Pennsylvania State Finance Authority, Revenue Refunding Bonds (Municipal Capital
                          Improvements Program), 6.60% due 11/01/2009                                              2,134

AA-      A1       5,000   Pennsylvania State, GO, UT, Second Series A, 6.60% due 11/01/2011                        5,370

AAA      Aaa      2,000   Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue
                          Bonds, AMT, Series C, 7.15% due 9/01/2021 (b)                                            2,134


SCHEDULE OF INVESTMENTS (concluded)                                                                        (In Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                   Issue                                               (Note 1a)

Pennsylvania (concluded)
                          Pennsylvania State Higher Educational Facilities Authority, College and
                          University Revenue Bonds:
AAA      Aaa    $ 1,255     Refunding (Duquesne University), Series A, 6.75% due 4/01/2020 (c)                  $  1,354
NR*      VMIG1++  4,000     (Temple University), VRDN, 3.60% due 10/01/2009 (a)                                    4,000

AAA      Aaa      2,000   Pennsylvania State Higher Educational Facilities Authority, Health Services
                          Revenue Refunding Bonds (Allegheny Delaware Valley), Series A, 5.875% due
                          11/15/2021 (c)                                                                           2,018

A1+      NR*      1,000   Pennsylvania State Higher Educational Facilities Authority, Revenue
                          Refunding Bonds (Carnegie Mellon University), VRDN, Series C, 3.60% due
                          11/01/2029 (a)                                                                           1,000

A-       NR*      2,050   Pennsylvania State, IDA, Economic Development Revenue Bonds, Series A, 7%
                          due 7/01/2001 (e)                                                                        2,289

AAA      Aaa      5,665   Pennsylvania State, Refunding, GO, UT, 5.375% due 11/15/2003 (d)                         5,906

                          Pennsylvania State University, Refunding:
AA-      A1       2,500     6.25% due 3/01/2011                                                                    2,616
AA-      A1       1,750     Series A, 5.10% due 3/01/2018                                                          1,629

                          Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                          Authority, Hospital Revenue Bonds:
A-       NR*      1,000     (Children's Seashore House), Series B, 7% due 8/15/2022                                1,063
AAA      NR*      3,000     Refunding (Presbyterian Medical Center), 6.65% due 12/01/2019 (h)                      3,364

BBB      NR*      1,630   Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority
                          Revenue Bonds (Northwestern Corporation), 7% due 6/01/2012                               1,692

AAA      Aaa      2,000   Philadelphia, Pennsylvania, School District, Series B, 5.50% due 9/01/2025 (b)           1,944

AAA      Aaa      1,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, 5.50% due
                          8/01/2014 (c)                                                                              988

AAA      Aaa      2,000   Pittsburgh, Pennsylvania, Water and Sewer Authority, Water and Sewer System
                          Revenue Bonds (First Lien), Series A, 5.65% due 9/01/2025 (d)                            1,986

A-       NR*      2,520   Scranton--Lackawanna, Pennsylvania, Health and Welfare Authority, Revenue
                          Refunding Bonds (University of Scranton Project), Series B, 6.50% due 3/01/2015          2,651

BBB+     NR*      1,000   Sharon, Pennsylvania, Regional Health System Authority, Hospital Revenue
                          Refunding Bonds (Sharon Regional Health System Project), Series A, 6.875% due
                          12/01/2009                                                                               1,047

AA+      Aa1      3,550   Swarthmore Boro Authority, Pennsylvania, College Revenue Refunding Bonds, 6%
                          due 9/15/2020                                                                            3,605

AAA      Aaa      1,550   Washington County, Pennsylvania, Hospital Authority, Hospital Revenue Bonds
                          (The Washington Hospital Project), 5.625% due 7/01/2023 (b)                              1,507

Puerto Rico--1.6%

                          Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                          Bonds (e):
AAA      NR*        900     Series S, 6.50% due 7/01/2002                                                          1,003
AAA      NR*      1,000     Series T, 6.50% due 7/01/2002                                                          1,114

Total Investments (Cost--$118,690)--98.2%                                                                        125,737

Other Assets Less Liabilities--1.8%                                                                                2,264
                                                                                                                --------
Net Assets--100.0%                                                                                              $128,001
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)Prerefunded.
(f)Connie Lee Insured.
(g)FNMA Collateralized.
(h)Escrowed to maturity.
 ++Highest short-term rating by Moody's Investors Service, Inc.
  *Not Rated.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$118,689,844) (Note 1a)                         $125,737,315
                    Cash                                                                                         129,878
                    Interest receivable                                                                        2,398,918
                    Deferred organization expense (Note 1e)                                                        7,260
                    Prepaid expenses and other assets                                                              6,769
                                                                                                            ------------
                    Total assets                                                                             128,280,140
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                  $    148,063
                      Investment adviser (Note 2)                                                54,071          202,134
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        77,382
                                                                                                            ------------
                    Total liabilities                                                                            279,516
                                                                                                            ------------

Net Assets:         Net assets                                                                              $128,000,624
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares of beneficial
                    interest authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (1,600 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 40,000,000
                      Common Shares, par value $.10 per share (5,743,422 shares
                      issued and outstanding)                                              $    574,342
                    Paid-in capital in excess of par                                         80,027,116
                    Undistributed investment income--net                                        778,589
                    Accumulated realized capital losses on investments--net                    (426,894)
                    Unrealized appreciation on investments--net                               7,047,471
                                                                                           ------------
                    Total--Equivalent to $15.32 net asset value per Common Share
                    (market price--$14.125)                                                                   88,000,624
                                                                                                            ------------
                    Total capital                                                                           $128,000,624
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $  7,601,356
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    639,390
                    Commission fees (Note 4)                                                    101,504
                    Professional fees                                                            64,068
                    Accounting services (Note 2)                                                 51,574
                    Transfer agent fees                                                          45,189
                    Printing and shareholder reports                                             31,298
                    Trustees' fees and expenses                                                  22,648
                    Listing fees                                                                 13,725
                    Custodian fees                                                                9,377
                    Pricing fees                                                                  8,058
                    Amortization of organization expenses (Note 1e)                               7,221
                    Other                                                                        10,213
                                                                                           ------------
                    Total expenses                                                                             1,004,265
                                                                                                            ------------
                    Investment income--net                                                                     6,597,091
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            865,693
Unrealized Gain     Change in unrealized appreciation on investments--net                                       (993,735)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  6,469,049
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                            For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                              1996             1995
Operations:         Investment income--net                                                 $  6,597,091     $  6,733,495
                    Realized gain (loss) on investments--net                                    865,693         (941,783)
                    Change in unrealized appreciation/depreciation on investments--net         (993,735)       9,730,987
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      6,469,049       15,522,699
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                          (5,252,664)      (5,124,407)
Shareholders          Preferred Shares                                                       (1,441,936)      (1,443,064)
(Note 1f):          In excess of realized gain on investments--net:
                      Common Shares                                                                  --         (280,658)
                      Preferred Shares                                                               --          (56,968)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (6,694,600)      (6,905,097)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                    (225,551)       8,617,602
                    Beginning of year                                                       128,226,175      119,608,573
                                                                                           ------------     ------------
                    End of year*                                                           $128,000,624     $128,226,175
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    778,589     $    876,098
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                                For the
The following per share data and ratios have been derived                                                        Period
from information provided in the financial statements.                                For the                Oct. 30, 1992++
                                                                               Year Ended October 31,          to Oct. 31,
Increase (Decrease) in Net Asset Value:                                  1996      1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  15.36   $  13.86  $  16.37  $  14.13   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.15       1.17      1.15      1.12         --
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.03)      1.53     (2.41)     2.30         --
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.12       2.70     (1.26)     3.42         --
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                              (.91)      (.89)     (.91)     (.85)        --
                      Realized gain on investments--net                     --         --      (.12)       --         --
                      In excess of realized gain on investments
                      --net                                                 --       (.05)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Shareholders                                          (.91)      (.94)    (1.03)     (.85)        --
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Shares                                           --         --        --        --       (.05)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Share activity:++++
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                            (.25)      (.25)     (.20)     (.18)        --
                        Realized gain on investments--net                   --         --      (.02)       --         --
                        In excess of realized gain on investments
                        --net                                               --       (.01)       --        --         --
                      Capital charge resulting from issuance of
                      Preferred Shares                                      --         --        --      (.15)        --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Share activity              (.25)      (.26)     (.22)     (.33)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.32   $  15.36  $  13.86  $  16.37   $  14.13
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 14.125   $  13.75  $  11.00  $ 16.375   $  15.00
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      9.48%     34.17%   (27.82%)   15.30%       .00%+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   6.30%     18.95%    (9.02%)   22.36%      (.35%)+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .78%       .82%      .82%      .64%         --
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .78%       .82%      .82%      .78%         --
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.14%      5.44%     5.12%     5.20%         --
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Shares, end
Data:               of period (in thousands)                          $ 88,001   $ 88,226  $ 79,609  $ 92,654   $ 78,315
                                                                      ========   ========  ========  ========   ========
                    Preferred Shares outstanding, end of
                    period (in thousands)                             $ 40,000   $ 40,000  $ 40,000  $ 40,000         --
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  75.83%     43.59%    18.64%    14.03%         --
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,200   $  3,206  $  2,990  $  3,316         --
                                                                      ========   ========  ========  ========   ========

Dividends Per Share Investment income--net                            $    901   $    902  $    688  $    644         --
On Preferred Shares                                                   ========   ========  ========  ========   ========
Outstanding:++++++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Shares were issued on November 30, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Pennsylvania Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MPA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities.
Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.


NOTES TO FINANCIAL STATEMENTS (concluded)


(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $92,996,584 and $98,051,202, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments              $1,453,681     $7,047,471
Financial futures contracts          (587,988)            --
                                   ----------     ----------
Total                              $  865,693     $7,047,471
                                   ==========     ==========

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $7,047,471, of which $7,049,986 related to appreciated securities and $2,515 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $118,689,844.

4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
For the year ended October 31, 1996, shares issued and outstanding remained constant at 5,743,422. At October 31, 1996, total paid-in capital amounted to $80,601,458.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 was 3.35%.

As of October 31, 1996, there were 1,600 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $68,591 as commissions.

5. Subsequent Event:
On November 8, 1996, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.075435 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
MuniYield Pennsylvania Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Pennsylvania Fund as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period October 30, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Pennsylvania Fund as of October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield
Pennsylvania Fund during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agents

Common Shares:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MPA